SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 18, 2010
Date of Report (Date of earliest event reported)

GUINNESS EXPLORATION, INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 000-53375
(Commission File Number)

98-0465540
 (IRS Employer Identification Number)

P.O. Box 1910 – Level 7 Anzac House, 181 Willis Street
Wellington, New Zealand 6140
(Address of principal executive offices)

509.252.9157
 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8.01 – OTHER EVENTS

On October 18, 2010, Guinness Exploration Inc. Issued a press release which included assay results from its 2010 exploration program. A copy of this release follows herein:

Guinness pulls multiple high-grade cores in 6 drill holes
at its Charlotte Project, Yukon

Wellington, New Zealand – October 18, 2010 - Guinness Exploration (“Guinness” or the “Company”) (OTC-BB: GNXP) is pleased to report that it has completed its 2010 drill program at its Charlotte Project near Mt. Nansen in the Yukon Territory, Canada.  Core drilling was conducted to confirm prior drill intercepts and to expand on known gold and silver mineralization along strike and down dip. The Company completed a total of 1,451.68 metres in fourteen diamond drill holes in the Flex zone, one of five known mineralized zones on the property.

The drill holes were chosen specifically to test a 450m strike length of the Flex Zone at various depths. The holes tested gold and silver grades and thicknesses to confirm previously drilled holes (to view a map of the property, drill hole locations and other information, visit www.guinnessexploration.com).

New holes confirmed and previous holes as set out below:

2010 confirmation holes	Previous holes
DDH 10-240	DDH 98-193
DDH 10-241	DDH 98-194
DDH 10-242	DDH 86-30
DDH 10-243	DDH 94-139
DDH 10-244	DDH 95-164
DDH 10-245	DDH 94-141

Results are tabulated below.  The 2010 confirmation holes are shown in regular font, with increased widths shown in bold font.  Results of the previous holes are shown in an italics font for comparison on a hole by hole basis.

Drill Hole #	Dip	Azimuth		From:	To:	Width	Au (g/t)	Ag (g/t)

DDH-10-240	-50 degrees	078		59.6	90.85	31.25	1.66	67.91
			Including	66.3	68	1.7	13.14	778.03
				73.5	74.35	0.85	3.09	81.6
				78.8	79.3	0.5	8.68	172.9
				89.9	90.85	0.95	2.21	103.6
			and	96	97.75	1.75	1.89	60
confirming DDH 98-193						12.3	6.82	266.65

DDH-10-241	-50 degrees	078		58.25	82.5	24.25	1.77	115.96
			Including	64.75	64.95	0.2	22.8	2946
				67.15	68.6	1.45	2.56	97.4
				81.6	82.5	0.9	23.81	973.44
confirming DDH 98-194						9.9	5.9	87.1

DDH-10-242	-50 degrees	045		15.85	21.5	5.65	8.61	186.2
			Including	15.85	17.95	2.1	9.73	337
				19.4	21.5	2.1	12.92	152.23
				36	36.7	0.7	3.56	58.8
confirming DDH 86-30						8.07	3.85	209.13

DDH-10-243	-50 degrees	045		19.45	48.35	28.9	5.06	138.09
			Including	28.35	31.4	3.05	14.02	28.57
				33.25	34.65	1.4	6.58	298
				37.5	40.55	3.05	14.3	55.5
				46.05	48.35	2.3	11.8	1215
confirming DDH 94-139						22.05	4.15	161.24

DDH-10-244	-50 degrees	045		12.2	20.75	8.55	2.19	64.2
			Including	14.55	15.75	1.2	4.37	193
confirming DDH 95-164						10.01	5.31	70.9

DDH-10-245	-60 degrees	045		57	62.35	5.35	20.91	131.54
			Including	58.8	61.85	3.05	35.6	18.1
confirming DDH 94-141						7.62	6.01	246.12

The Flex Zone occurs as two sub-parallel anastamosing quartz-sulfide vein systems, known historically as the “Hanging Wall” and “Footwall” veins. Veins host strong gold and silver mineralization associated primarily with pyrite and lesser arsenopyrite, stibnite, galena and sphalerite. Veins often exhibit propylitic, phyillic, argillic and silicic alteration in broad alteration envelopes.

The Flex Zone is hosted in an assemblage of metamorphic rocks comprised dominantly of quartz-feldspar+/-chlorite gneiss which grades locally into quartzite. Dark green amphbolite gneiss, comprised of equal parts plagioclase and actinolite, is commonly intercalated with the quartz-feldspar gneiss. These older rocks are cut by narrow quartz-feldspar dykes and sills. The north end of the Flex Zone, in the vicinity of 10-240 and 241, is underlain by a quartz-feldspar porphyry stock at depth.

Guinness management is extremely pleased with these initial results. Consulting geologist John Hiner commented, “We are well pleased with the level of gold and silver values, and the values match well with previous results.  Although these intersections are not true widths, we have confirmed the mineralized zones in all five holes, and have increased mineralized thicknesses in three of the five holes reported to date. These zones are substantially wider than has been reported previously, and we believe we have now demonstrated that there is an excellent opportunity to define a bulk-mineable deposit at this project.”

Results are pending for the remainder of the drill holes. When received and collated, these will be reported.

Further to the drill results, and as part of the confirmation and step out drill program, the Company conducted extensive excavator trenching on two new mineral targets.  Results are arriving from the laboratory, and are in compilation. Once reviewed and confirmed, these will be reported as well.

About Guinness Exploration
Guinness Exploration Inc. trades on the OTC-BB under the symbol GNXP. The Company was incorporated in Nevada in 2005 and incorporated its subsidiary Nantawa Resources Inc. in Yukon, Canada in 2009. In November 2009, Guinness acquired the right to purchase 128 full or fractional claims in the Mount Nansen area of the Yukon Territory, Canada (now renamed the ‘Charlotte Project’) from Eagle Trail Properties Inc. (‘Eagle Trail’). On October 12, 2010 Guinness acquired full ownership of a 49% interest in the Charlotte Project under a modification agreement with Eagle Trail, which provided for full vesting of a 49% interest without the requirement for further property payments to Eagle Trail and included settlement for loss of a group of claims named the Tawa properties. Additionally on October 12, 2010, the Company entered into a Letter of Intent (“LOI”) with Ansell Capital Corp. (“Ansell”), TSX: ACP, and Eagle Trail wherein Ansell will provide funding for development of the Charlotte Project in return for the right to acquire up to an 85% undivided interest in the Charlotte project in staged increments. The Charlotte Project is situated in the prolific Tintina Gold Belt, a 1,200 km long area extending from northern British Columbia, through the Yukon Territory and into southwest Alaska. The Tintina Gold Belt includes such world-class, multi-million ounce gold deposits as Pogo, Fort Knox, True North, and Donlin Creek. The 128 claims in the Charlotte Project comprise a total area of 2,336.14 square hectares and are located in the South Central part of the Yukon, 180 km Northwest of Whitehorse and 60 km west of the Village of Carmacks. A complete independent geological report received by Guinness, dated November 27, 2009, can be viewed on Guinness’ website: www.guinnessexploration.com and maps relative to the 2010 program are available for inspection as well.

For more information please contact Investor Relations at phone: 1-800-841-2788

CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION
Safe Harbour Statement under the Private Securities Litigation Reform Act of 1995
Certain information contained in this press release, including any information as to our strategy, plans or future financial or operating performance and other statements that express management's expectations or estimates of future performance, constitute “forward-looking statements.” All statements, other than statements of historical fact, are forward-looking statements. The words “believe,” “expect,” “will,” “anticipate,” “contemplate,” “target,” “plan,” “continue,” “budget,” “may,” “intend,” “estimate,” “project” and similar expressions identify forward-looking statements. In this press release, the expressions:“... we believe we have now demonstrated that there is an excellent opportunity to define a bulk-mineable deposit at this project,” “Results are pending for the remainder of the drill holes. When received and collated, these will be reported,” and “Results are arriving from the laboratory, and are in compilation.  Once reviewed and confirmed, these will be reported as well.” are forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays beyond the company's control with respect to mining operations, changes in the worldwide price of gold, silver, or certain other commodities; legislative, political or economic developments in the jurisdictions in which the Company carries on business; operating or technical difficulties in connection with mining or development activities; employee relations; contests over title to properties; and the risks involved in the exploration, development and mining business. The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUINNESS EXPLORATION, INC.

/s/ Alastair Brown
Alastair Brown,
President & Chief Executive Officer
Dated:  October 18, 2010